UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the registrant ◻
Filed by a party other than the registrant ◻

Check the appropriate box:

◻	Preliminary proxy statement

◻	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☑	Definitive proxy statement.

◻	Definitive additional materials.

◻	Soliciting material under Rule 14a-12.

Northern Lights Fund Trust II
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

	☒	No fee required.

	◻	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

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	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

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Al Frank Fund

  (Ticker: VALUX, VALAX)

a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

October 9, 2018

Dear Shareholder:

I am writing to inform you of the upcoming special meeting (the “Meeting”) of the shareholders of the Al Frank Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”) for the purpose of approving a new investment adviser for the Fund.

The Meeting is scheduled to be held at 10:00 a.m., Eastern Time on December 5, 2018, at the offices of Gemini Fund Services, LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

As described in the attached Proxy Statement, AFAM Capital, Inc. (“AFAM”) served as the investment adviser to the Fund, since the Fund’s inception, and was responsible for the day-to-day management of the Fund’s assets. AFAM is an independently owned SEC registered investment adviser and was founded in 1977. AFAM is owned by AF Holdings, Inc. (“AF Holdings”).  At a special meeting held on September 14, 2018, AFAM advised the Board of Trustees (the “Board”) of the Trust that it had entered into an agreement whereby it will be acquired by Kovitz Investment Group Partners, LLC (“KIG” or the “New Adviser”), an SEC registered investment adviser (the “Transaction”). The Transaction closed on October 1, 2018 (the “Closing”).

Under the Transaction, AFAM sold substantially all of its assets, and assigned substantially all of its contractual responsibilities, to KIG at the Closing for cash consideration. All employees of AFAM are now employed by KIG as of the Closing on terms substantially similar to their previous employment with AFAM. As of the Closing, AFAM’s business is now owned by KIG, and the portfolio managers of the Fund who managed the Fund as employees of AFAM, assuming shareholder approval of a new advisory agreement with KIG, will continue to manage the Fund in their capacity as investment team members of KIG. KIG is a Delaware limited liability company headquartered in Chicago, Illinois and is an indirect, wholly-owned subsidiary of Focus Financial Partners, LLC (“Focus”). Focus, a Delaware limited liability company headquartered in New York City, is a strategic and financial investor in U.S. and international independently-managed wealth and asset management firms. Focus was incorporated in Delaware on November 30, 2004.  In July 2018, Focus Financial Partners, Inc. (“Focus Inc.”) conducted an initial public offering of its shares of common stock. Focus Inc. is the sole managing member of Focus.

The Transaction resulted in an “assignment” under the Investment Company Act of 1940 and thus a termination of the prior advisory agreement, dated October 28, 2011 and amended March 27, 2018, between the Trust, on behalf of the Fund, and AFAM (the “AFAM Advisory Agreement”). In anticipation of the Transaction and these related events, the Board of Trustees of the Trust (the “Board”) approved a new advisory agreement between the Trust, on behalf of the Fund, and the New Adviser (the “New Advisory Agreement”) and an interim advisory agreement (the “Interim Agreement”) at a special meeting on September 14, 2018. The Interim Agreement, effective upon the date of termination of the AFAM Advisory Agreement, allows the AFAM portfolio management team, as employees of the New Adviser, to temporarily continue serving the Fund and will terminate on the earlier of: (i) 150 days from the date of the Interim Agreement, or (ii) when the New Advisory Agreement is approved by the Fund’s shareholders. The New Advisory Agreement will not raise the advisory fees paid by the Fund. The New Advisory Agreement is substantially similar to the AFAM Advisory Agreement. The only differences are: the date of execution; effectiveness and clarification that at the time the New Advisory Agreement is executed, no New Adviser employees are trustees, officers or employees of the Trust. If approved, the effective date of the New Advisory Agreement will be the date shareholders approve the New Advisory Agreement.

We think that this proposal is in the best interest of the shareholders of the Fund. The Trust’s Board of Trustees has unanimously recommended that shareholders of the Fund vote “FOR” the proposal.

Should you have any questions, please feel free to call us at 1-888-263-6443. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

/s/ Kevin E. Wolf

Kevin E. Wolf

President

Northern Lights Fund Trust II

Al Frank Fund

  (Ticker: VALUX, VALAX)

a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held December 5, 2018

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust II (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the Al Frank Fund (the “Fund”), a series of the Trust, to be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on December 5, 2018 at 10:00 a.m., Eastern Time, for the purpose of considering and approving the following proposals:

  To approve a new investment advisory agreement, by and between the Trust, on behalf of the Fund, and Kovitz Investment Group Partners, LLC (the “New Advisory Agreement”), the new investment adviser to the Fund; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on September 26, 2018, are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 5, 2018.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Advisory Agreement) and Proxy Voting Ballot are available at www.proxyonline.com/docs/alfrankfund.pdf.

By Order of the Board of Trustees

/s/ Richard Malinowski

Richard Malinowski

Secretary

Northern Lights Fund Trust II

October 9, 2018

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What is happening?

As described in the attached Notice and Proxy Statement, AFAM Capital, Inc. (“AFAM”) served as the investment adviser to the Fund, since the Fund’s inception, and was responsible for the day-to-day management of the Fund’s assets. AFAM is wholly owned by AF Holdings, Inc. (“AF Holdings”). At a special meeting held on September 14, 2018, AFAM advised the Board of Trustees (the “Board”) of the Trust that it had entered into an agreement whereby it will be acquired by Kovitz Investment Group Partners, LLC (“KIG” or the “New Adviser”) (the “Transaction”). The Transaction closed on October 1, 2018 (the “Closing”).

Under the Transaction AFAM sold substantially all of its assets, and assigned substantially all of its contractual responsibilities, to KIG at the Closing for cash consideration. All employees of AFAM are now employed by KIG as of the Closing on terms substantially similar to their previous employment with AFAM. As of the Closing, AFAM’s business is now owned by KIG, and the portfolio managers of the Fund who managed the Fund as employees of AFAM, assuming shareholder approval of a new advisory agreement with KIG, are expected to continue to manage the Fund in their capacity as investment team members of KIG. KIG is a Delaware limited liability company headquartered in Chicago, Illinois and is an indirect, wholly-owned subsidiary of Focus Financial Partners, LLC (“Focus”). Focus, a Delaware limited liability company headquartered in New York City, KIG is a strategic and financial investor in U.S. and international independently-managed wealth and asset management firms. Focus was incorporated in Delaware on November 30, 2004.  In July 2018, Focus Financial Partners, Inc. (“Focus Inc.”) conducted an initial public offering of its shares of common stock. Focus Inc. is the sole managing member of Focus.

The Transaction resulted in an “assignment” under the Investment Company Act of 1940 and thus a termination of the prior advisory agreement, dated October 28, 2011 and amended March 27, 2018, between the Trust, on behalf of the Fund, and AFAM (the “AFAM Advisory Agreement”). In anticipation of the Transaction and these related events, the Board of Trustees of the Trust (the “Board”) approved a new advisory agreement between the Trust, on behalf of the Fund, and the New Adviser (the “New Advisory Agreement”) and an interim advisory agreement (the “Interim Agreement”) at a special meeting on September 14, 2018. The Interim Agreement, effective upon the date of termination of the AFAM Advisory Agreement, allows the AFAM portfolio management team, as employees of the New Adviser, to temporarily continue serving the Fund and will terminate on the earlier of: (i) 150 days from the date of the Interim Agreement, or (ii) when the New Advisory Agreement is approved by the Fund’s shareholders.

The Fund’s investment objective or investment strategies have not changed as a result of the Transaction, and the Fund’s investment advisory personnel who previously provided services to the Fund under AFAM, are expected to continue to do so, as employees of KIG, under the New Advisory Agreement, if approved by the Fund’s shareholders. The New Advisory Agreement will not raise the advisory fees paid by the Fund. The New Advisory Agreement is substantially similar to the AFAM Advisory Agreement. The only differences are: the date of execution; effectiveness; and clarification that at the time the New Advisory Agreement is executed, no New Adviser employees are trustees, officers or employees of the Trust. If approved, the effective date of the New Advisory Agreement will be the date shareholders approve the New Advisory Agreement. Additionally, the New Adviser will enter into a new operating expense limitation agreement (the “ELA”) that is substantially similar to the prior expense limitation agreement, between the Trust, on behalf of the Fund, and AFAM (the “AFAM ELA”), except that the ELA would be extended by a year to April 30, 2020 and that fees waived or expenses reimbursed by AFAM will remain subject to reimbursement by the Fund to the New Adviser within three years of when such fees were waived or expenses reimbursed.

The composition of the Board will not be changed as a direct result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Fund. No changes are being proposed to these existing service providers at this time.

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposal below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1. To approve a new investment advisory agreement by and between the Trust and Kovitz Investment Group Partners, LLC (the “New Advisory Agreement”), the new investment adviser to the Fund. No fee increase is proposed.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Fund and have the right to vote on this very important proposal concerning your investment.

Q. How will the Transaction or the approval of the New Advisory Agreement affect me as a Fund shareholder?

A. The Fund and its investment objective will not change as a result of the completion of the Transaction or the approval of the New Advisory Agreement, and you will still own the same shares in the Fund. The terms of the New Advisory Agreement are substantially similar to the AFAM Advisory Agreement. The only differences are: the date of execution; effectiveness; and clarification that at the time the New Advisory Agreement is executed, no New Adviser employees are trustees, officers or employees of the Trust. The advisory fee rates charged to the Fund under the New Advisory Agreement will remain the same as under the AFAM Advisory Agreement and the Interim Agreement. If approved by the shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The portfolio managers who managed the Fund as employees of AFAM, are expected to continue to manage the Fund as employees of KIG under the New Advisory Agreement, although certain additional KIG staff will provide assistance to the current team in portfolio construction, risk management, operations, and executing trades for the Fund. Additionally, the New Adviser will enter into a new ELA that is substantially similar to the AFAM ELA, except that the term of the ELA would be extended by a year to April 30, 2020 and that fees waived or expenses reimbursed by AFAM will remain subject to reimbursement by the Fund to the New Adviser within three years of when such fees were waived or expenses reimbursed. The composition of the Board will not change as a result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Fund. No changes are being proposed to these existing service providers at this time.

Q. What will happen if shareholders do not approve the New Advisory Agreement?

A. If the New Advisory Agreement is not approved by shareholders, the Interim Agreement will continue in effect until its expiration and the Board will consider other alternatives including the possible liquidation of the Fund or seeking another investment adviser to manage the Fund.

Q. Will the Fund’s name change?

A. No. The Fund’s name will not change.

Q. Has the Board of Trustees approved the New Advisory Agreement and how do the Trustees of the Fund recommend that I vote?

A. The Board unanimously approved the New Advisory Agreement at a special meeting held on September 14, 2018, and recommends that you vote FOR the proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. All costs of this proxy will be paid by AFAM and not by the Fund or its shareholders.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on September 26, 2018 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on December 5, 2018 at 10:00 a.m., Eastern Time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

Via Internet: If you choose to submit a proxy via the Internet, follow the instructions provided on the proxy card; or

In Person: Attend the Meeting as described in the Proxy Statement.

If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet proxy submission is available 24 hours a day. Shareholders can vote by telephone Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern Time. Proxies submitted by the Internet must be received by 10:00 a.m. Eastern Time on December 5, 2018 for direct shareholders and 11:59 p.m. on December 4, 2018 for beneficial shareholders.

Q. What vote is required to approve the proposal?

A. Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing or by phone. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of the Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call (toll-free) 1-888-263-6443, or write to 17605 Wright Street, Omaha, NE 68130. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call (toll-free) 1-888-263-6443.

Al Frank Fund

  (Ticker: VALUX, VALAX)

a series of Northern Lights Fund Trust II

17605 Wright Street

Omaha, NE 68130

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 17605 Wright Street, Omaha, NE 68130. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the Al Frank Fund, a series of the Trust (the “Fund”), at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on December 5, 2018 at 10:00 a.m., Eastern Time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Fund to consider and approve the following proposals:

  To approve a new investment advisory agreement, by and between the Trust, on behalf of the Fund, and Kovitz Investment Group Partners, LLC (the “New Advisory Agreement”), the new investment adviser to the Fund; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about October 15, 2018. Only shareholders of record at the close of business on September 26, 2018, are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on December 5, 2018:

This proxy statement is available at www.proxyonline.com/docs/alfrankfund.pdf, or by contacting the Fund at 1-888-263-6443. To obtain directions to attend the Meeting, please call the Fund at 1-888-263-6443. For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) at 1-888-263-6443 or write to:

Al Frank Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

SUMMARY OF THE PROPOSAL

APPROVAL OF A NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND

AFAM Capital, Inc.

Background

The purpose of this proposal is to approve Kovitz Investment Group Partners, LLC (“KIG” or the “New Adviser”) to serve as the new investment adviser to the Al Frank Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”). To do so, the Board of Trustees of the Trust (the “Board”) are requesting that shareholders approve a new advisory agreement between the Trust, on behalf of the Fund, and the New Adviser (the “New Advisory Agreement”). The New Advisory Agreement will not raise the fees paid by the Fund. The New Advisory Agreement is substantially similar to the Fund’s prior investment advisory agreement with AFAM Capital, Inc. (“AFAM”). The only differences are: the date of execution; effectiveness; and clarification that at the time the New Advisory Agreement is executed, no New Adviser employees are trustees, officers or employees of the Trust. If approved, the effective date of the New Advisory Agreement will be the date that the Fund’s shareholders approve the New Advisory Agreement.

AFAM served as the investment adviser to the Fund, since the Fund’s inception, and was responsible for the day-to-day management of the Fund’s assets. AFAM is wholly owned by AF Holdings, Inc. (“AF Holdings”). At a special meeting held on September 14, 2018, AFAM advised the Board of Trustees (the “Board”) of the Trust that it had entered into an agreement whereby it will be acquired by KIG (the “Transaction”). The Transaction closed on October 1, 2018 (the “Closing”).

Under the Transaction, AFAM sold substantially all of its assets, and assigned substantially all of its contractual responsibilities, to KIG at the Closing for cash consideration. All employees of AFAM became employed by KIG as of the Closing on terms substantially similar to their previous employment with AFAM. As of the Closing, AFAM’s business is now owned by KIG, and the portfolio managers of the Fund who managed the Fund as employees of AFAM, assuming shareholder approval of a new advisory agreement with KIG, will continue to manage the Fund in their capacity as investment team members of KIG. KIG is a Delaware limited liability company headquartered in Chicago, Illinois and is an indirect, wholly-owned subsidiary of Focus Financial Partners, LLC (“Focus”). Focus, a Delaware limited liability company headquartered in New York City, is a strategic and financial investor in U.S. and international independently-managed wealth and asset management firms. Focus was incorporated in Delaware on November 30, 2004.  In July 2018, Focus Financial Partners, Inc. (“Focus Inc.”) conducted an initial public offering of its shares of common stock. Focus Inc. is the sole managing member of Focus.

The Transaction resulted in an “assignment” of the advisory agreement, dated October 28, 2011 and amended March 27, 2018, between the Trust, on behalf of the Fund, and AFAM (the “AFAM Advisory Agreement”). Under the terms of the AFAM Advisory Agreement, as required by the Investment Company Act of 1940, as amended, an “assignment” results in its automatic termination. The AFAM Advisory Agreement was last renewed by the Board on October 24-25, 2017 and was initially approved by shareholders of the Fund on January 17, 2013. In anticipation of the Transaction and these related events, and in order to provide for the uninterrupted management of the Fund, the Board, at their special meeting on September 14, 2018: (i) approved the New Advisory Agreement with the New Adviser, subject to shareholder approval, (ii) approved an interim investment advisory agreement to take effect upon the termination of the AFAM Advisory Agreement (the “Interim Agreement”), and (iii) voted to recommend that shareholders approve the New Advisory Agreement for the Fund. The New Adviser currently operates under the Interim Agreement until shareholders approve the New Advisory Agreement or for 150 days, whichever occurs first. The New Advisory Agreement will not raise the fees paid by the Fund. The New Advisory Agreement is substantially similar to the AFAM Advisory Agreement. The only differences are: the date of execution; effectiveness; and clarification that at the time the New Advisory Agreement is executed, no New Adviser employees are trustees, officers or employees of the Trust. If approved, the effective date of the New Advisory Agreement will be the date shareholders approve the New Advisory Agreement.

Because the Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements be approved by a vote of a majority of the outstanding shares of a fund, shareholders are being asked to approve the proposed New Advisory Agreement.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Advisory Agreement.

Information Concerning the New Adviser

The Transaction, which closed on October 1, 2018, resulted in the following ownership structure for AFAM: under the Transaction AFAM sold substantially all of its assets, and assigned substantially all of its contractual responsibilities, to KIG for cash consideration. As of the Closing, all employees of AFAM became employed by KIG on terms substantially similar to their previous employment with AFAM. John Buckingham and Jason R. Clark, the portfolio managers of the Fund under AFAM, and their team will continue to have the authority to manage the Fund in their capacity as employees of KIG.

KIG is a SEC registered investment adviser and a Delaware limited liability company located at 115 S. LaSalle Street, 27th Floor, Chicago, IL 60603. KIG is an indirect, wholly-owned subsidiary of Focus Financial Partners, LLC, which in turn is a subsidiary of Focus Financial Partners Inc. (collectively, “Focus”), a publicly traded company whose stock is traded on the NASDAQ Global Select Market. The principal executive offices of Focus are located at 825 Third Avenue, 27th Floor, New York, NY 10022.

KIG was founded in 2003. KIG provides investment and wealth management solutions to high net worth individuals, institutions and private funds. As of August 31, 2018, KIG had approximately $3.6 billion in assets under management and advisement.

The names and titles and principal occupations of the current principal executive officers of KIG are set forth below. The address of each such person is115 S. LaSalle Street, 27th Floor, Chicago, IL 60603.

Name	Principal Occupation
Mitchell A. Kovitz	Chairman, Chief Executive Officer
Marc S. Brenner	President
Steven E. Hengst	Chief Compliance Officer
John Buckingham	Portfolio Manager
Jason R. Clark	Portfolio Manager
Theodore J. Rupp	Chief Financial Officer
Robert A. Contreras	Chief Legal Officer
Patrick B. Wiese	Chief Operating Officer

John Buckingham and Jason R. Clark are the portfolio managers responsible for the day-to-day management of the Fund.

John Buckingham was AFAM’s Chief Investment Officer and a member of AFAM’s Investment Committee. Mr. Buckingham joined AFAM in 1987, and has been a portfolio manager of the Fund since its inception. At KIG, Mr.

Buckingham conducts fundamental and quantitative analysis of individual stocks and leads the Investment Team responsible for portfolio management and trading of AFAM strategies.  He is principally responsible for the day-to-day management of the Fund’s portfolio. Mr. Buckingham is also the Chief Editor of the Prudent Speculator newsletter

Jason R. Clark, was a member of AFAM’s Investment Committee and has been a part of AFAM’s Research and Portfolio Management Department since 2007. Mr. Clark was Vice President and Senior Portfolio Manager at AFAM and has been a portfolio manager of the Fund since January 2016. At KIG, Mr. Clark is primarily focused on fundamental analysis of individual stocks and industries. Mr. Clark is also responsible for active portfolio management, providing education about the firm’s investment strategies and portfolio management process and working with the firm’s current and prospective private wealth clients. He also contributes to The Prudent Speculator newsletter.

The New Advisory Agreement

A copy of the proposed New Advisory Agreement is attached as Appendix A. Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with the New Adviser. The New Advisory Agreement is substantially similar to the AFAM Advisory Agreement. The only differences are: the date of execution; effectiveness; and clarification that at the time the New Advisory Agreement is executed, no New Adviser employees are trustees, officers or employees of the Trust. The following description is a summary of the material terms of the AFAM and New Advisory Agreements.

Under the terms of both the AFAM Advisory Agreement and the New Advisory Agreement, the adviser is entitled to receive an annual fee from the Fund equal to 1.00% of the Fund’s average daily net assets. For such compensation, the adviser, at its expense, furnishes a continuing investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objective, policies, and restrictions and such policies as the Board may determine. Under the AFAM Advisory Agreement, the aggregate fees paid to AFAM before waivers or reimbursements for the Fund’s most recent fiscal year ended December 31, 2017 was $822,350, the expense reimbursement was $85,266 (this was pursuant to the AFAM ELA ), and the net advisory fee was $737,084.

Both the AFAM Advisory Agreement and the New Advisory Agreement provide that the adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the adviser. The adviser shall act as the investment adviser to the Fund and, as such, shall (directly or through a sub-adviser): (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the adviser (directly or through a sub-adviser) will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments and compensates all officers, Trustees and employees of the Trust, if any, who are officers, directors or employees of the adviser.

Both the AFAM Advisory Agreement and the New Advisory Agreement provide that the Adviser shall pay all salaries, expenses and fees of any officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser. No AFAM or New Adviser personnel currently serve or are expected to serve as trustees, officers or employees of the Trust.

The New Advisory Agreement will become effective upon approval by the shareholders of the Fund. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board, including a majority of the Independent Trustees, at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement automatically terminates on assignment and is terminable by either party without the payment of any penalty upon 60 days’ prior written notice to the other party, provided in the case of the Fund, termination has been authorized (i) by resolution of the Board, including the vote or consent of a majority of the Independent Trustees, or (ii) by vote of a majority of the outstanding voting securities of the Fund.

The New Advisory Agreement, like the AFAM Advisory Agreement, provides that the New Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

If the New Advisory Agreement with the New Adviser is not approved by shareholders, the Interim Agreement will continue in effect until its expiration and the Board will consider other options, including seeking shareholder approval of the New Advisory Agreement again, retaining a new investment adviser, which must also be approved by Fund shareholders, or the possible liquidation of the Fund.

Expense Limitation Agreements

Pursuant to an operating expense limitation agreement (the “AFAM ELA”), AFAM had contractually agreed to waive its fee and reimburse the Fund’s expenses so that total annual operating expenses for the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.49% and 1.24% of the Fund’s average net assets for Investor Class and Advisor Class shares respectively, through April 30, 2019. For the Fund’s most recent fiscal year ended December 31, 2017, the expense reimbursement pursuant to the AFAM ELA was $85,266. The New Adviser will enter into a new operating expense limitation agreement (the “ELA”) that is substantially similar to the AFAM ELA, except that the ELA would be extended by a year to April 30, 2020 and that fees waived or expenses reimbursed by AFAM will remain subject to reimbursement by the Fund to the New Adviser within three years of when such fees were waived or expenses reimbursed. Under the ELA, the New Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived by it or AFAM and Fund expenses it or AFAM paid pursuant to the AFAM ELA or the new ELA, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. Please refer to Appendix B for a copy of the New Expense Limitation Agreement.

Interim Agreement

Completion of the Transaction resulted in the termination of the AFAM Advisory Agreement. The New Adviser currently manages the Fund pursuant to the Interim Agreement. Under certain circumstances, Rule 15a-4 allows the investment adviser of a registered mutual fund to temporarily act as such without a shareholder-approved investment management agreement subject to the following conditions, all of which are met in the case of the Interim Agreement:

(1)	the compensation under the Interim Agreement may be no greater than under the previous contract;
(2)	the Fund’s Board of Trustees, including a majority of the Independent Trustees, has voted in person to approve the Interim Agreement before the previous contract is terminated;
(3)	the Fund’s Board of Trustees, including a majority of the Independent Trustees, determines that the scope and quality of services to be provided to the Fund under the Interim Agreement will be at least equivalent to the scope and quality of services provided under the AFAM Advisory Agreement;
(4)	the Interim Agreement provides that the Fund’s Board of Trustees or a majority of the Fund’s outstanding voting securities may terminate the Interim Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the New Adviser;

(5)	the Interim Agreement contains the same provisions as the AFAM Advisory Agreement with the exception of effective and termination dates, provisions required by Rule 15a−4 and other differences determined to be immaterial by the Fund’s Board;
(6)	the Interim Agreement provides for the fees received under the Interim Agreement to be held in an interest-bearing escrow account with the Fund’s custodian or bank, pending approval of the New Advisory Agreement by shareholders of the Fund, and paid to the New Adviser in accordance with the specific provisions of Rule 15a−4 (as described below); and
(7)	the Board of Trustees satisfies certain fund governance standards under Rule 0−1(a)(7) of the 1940 Act.

Under the Interim Agreement, the advisory fees earned by the New Adviser during this interim period are held in an interest-bearing escrow account. Fees that are held in the escrow account, including interest earned, will be paid to the New Adviser if the Fund shareholders approve the New Advisory Agreement within 150 days of the date of the Interim Agreement. If shareholders of the Fund do not approve the New Advisory Agreement within 150 days of the date of the Interim Agreement, then the New Adviser will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

The terms of the Interim Agreement are substantially similar in all material respects to the terms of the AFAM Advisory Agreement. The only differences are: the effective date; termination date and fee escrow provisions; the compensation payable to the New Adviser under the Interim Agreement is no greater than what AFAM would have received under the AFAM Advisory Agreement; and clarification that at the time the New Advisory Agreement is executed, no New Adviser employees are trustees, officers or employees of the Trust.

Evaluation by the Board of Trustees

At a special meeting of the Board on September 14, 2018, a majority of the Board, including a majority of the Independent Trustees, met in person to consider the approval of the Interim Agreement and New Advisory Agreement between the Trust, on behalf of the Fund, and KIG.

In advance of the September 14, 2018 special meeting, the Board requested and received materials to assist them in considering the Interim Agreement and the New Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Interim Agreement and the New Advisory Agreement, a memorandum prepared by the Independent Trustee’s independent legal counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the approval of the Interim Agreement and the New Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to KIG (including due diligence questionnaires completed by KIG, KIG’s Form ADV, select financial information of KIG, biographic information regarding KIG’s key management and investment advisory personnel, and comparative fee, expense and performance information relating to the Fund) and other pertinent information. The Board also engaged in discussions directly with officers and other personnel of KIG and AFAM at the September 14, 2018 special meeting. Based on their evaluation of the information provided by KIG and AFAM, in conjunction with information provided by the Fund’s other service providers, the Board, by a unanimous vote of those Trustees attending the Meeting in person and the concurrence of the Trustee not in person (including a separate vote of the Independent Trustees), approved the Interim Agreement and the New Advisory Agreement with respect to the Fund. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of Fund management and met with such counsel separately from Fund management.

In considering the approval of the Interim Agreement and the New Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that the Trustees determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Interim Agreement and the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Interim Agreement and the New Advisory Agreement. The following summarizes the Board’s review process and the information on which its conclusions were based:

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services to be provided by KIG to the Fund, the Board first discussed the Transaction and its effect on AFAM and KIG. The Board reviewed materials provided by AFAM and KIG related to the Transaction as well as the New Advisory Agreement with the Trust. The Board also reviewed other materials provided by AFAM and KIG, including a description of the manner in which investment decisions will be made and executed and a review of the professional personnel that would perform services for the Fund, including the team of individuals that would be primarily responsible for monitoring and executing the investment process, noting that the same individuals managing the Fund at AFAM would continue to do so at KIG and that the Board was familiar with their experience and track record. The Board then discussed the extent of KIG’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel noting that the personnel managing the Fund would now be part of a larger firm with access to additional resources and expertise. The Board considered KIG’s specific responsibilities in all aspects of the day-to-day management of the Fund. The Board noted that none of the personnel responsible for the management of the Fund would change but could be augmented by additional personnel at KIG, and that the investment process and day-to-day operations of the Fund would remain unchanged. The Board reviewed and discussed the compliance program of KIG and was advised by the Trust’s CCO that KIG had adequate compliance policies and procedures which, in his opinion, were reasonably designed to protect KIG and the Fund from violations of the federal securities laws. Additionally, the Board received satisfactory responses from representatives of KIG with respect to a series of important questions, including whether KIG was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Fund; and whether KIG has procedures in place to adequately allocate trades among its respective clients. The Board considered that, under the terms of the New Advisory Agreement, KIG, subject to the supervision of the Board, would continue to provide the Fund with investment advice and supervision and would continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Board reviewed the descriptions provided by KIG of its practices for monitoring compliance with the Fund’s investment limitations, noting that KIG’s CCO had a program in place to continually review the portfolio managers’ performance of their duties with respect to the Fund to ensure compliance under KIG’s compliance program. The Board then reviewed the capitalization of KIG based on financial information and other materials provided by KIG and discussed such materials with KIG. The Board concluded that KIG was sufficiently well-capitalized in order for KIG to meet its obligations to the Fund. The Board also concluded that KIG had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Interim Agreement and New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by KIG after the Transaction were satisfactory. The Board concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Fund under the AFAM Advisory Agreement and did not expect them to change materially under the Interim Agreement or the New Advisory Agreement.

Performance.  The Board discussed the reports prepared by Broadridge and reviewed the performance of the Fund as compared to its peer group, the Large Value Morningstar category and benchmark, the S&P 500 Index, for the one year, three year, five year and since inception periods ended August 31, 2018 noting that the Fund had outperformed its peer group and Morningstar category for each of the periods, outperformed its benchmark for the since inception period but had underperformed its benchmark for the one year, three year and five periods. The Board noted that, although KIG would be a new investment adviser for the Fund, consideration of the past performance of the Fund was relevant in connection with the consideration of KIG as the Fund’s new investment adviser because the AFAM personnel currently managing the Fund would be retained by KIG and continue to manage the Fund at KIG and there would be no material change in the way the Fund is currently managed. After further discussion, the Board concluded that overall, the Fund’s past performance was satisfactory and in-line with its investment objective and it was expected that the performance under KIG would continue to be satisfactory.

Fees and Expenses. As to the costs of the services to be provided by KIG, the Board reviewed and discussed the Fund’s fee and overall expenses as compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board reviewed the contractual arrangements for the Fund noting that KIG proposed to charge the Fund an advisory fee at an annual rate of 1.00% based on the average net assets of the Fund in both the

Interim Agreement and New Advisory Agreement, which remains as the same fee as was charged by AFAM under the AFAM Advisory Agreement. Additionally, the Board reviewed the New Expense Limitation Agreement, noting that KIG had agreed to waive or limit its advisory fee and/or reimburse expenses at least until April 30, 2020, extending the Fund’s current expense limitation by a year, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.49% and 1.24% of the Fund’s average net assets for Investor Class and Advisor Class shares respectively, and found such arrangements to be beneficial to shareholders. It was the consensus of the Board that, although the fee was among the highest of its peer group, based on KIG’s experience and expertise, and the services to be provided by KIG to the Fund, the advisory fee to be charged by KIG was reasonable and that the extension of the Fund’s current expense limitation under the New Expense Limitation Agreement would be beneficial to shareholders.

Profitability. The Board also considered the level of profits that could be expected to accrue to KIG with respect to the Fund based on profitability reports and analyses reviewed by the Board and the selected financial information of KIG provided by KIG. After review and discussion, the Board concluded that based on the services provided or paid for by KIG, the current assets of the Fund, profits from KIG’s relationship with the Fund were not anticipated to be excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund and noted that KIG anticipates that the realization of economies of scale would require a significant growth of assets in the Fund. The Board also discussed the current size of the Fund, along with KIG’s expectations for growth, and concluded that any further material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from KIG and AFAM as the Board believed to be reasonably necessary to evaluate the terms of the Interim Agreement and New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined that (a) the terms of each of the Interim Agreement and New Advisory Agreement are reasonable; (b) the investment advisory fee payable pursuant to each of the Interim Agreement and New Advisory Agreement is reasonable; and (c) the Interim Agreement and New Advisory Agreement are each in the best interests of the Fund and its shareholders.

Accordingly, the Board, by separate vote of a majority of the Independent Trustees and a majority of Board of Trustees, unanimously approved both the Interim Agreement and New Advisory Agreement and voted to recommend the New Advisory Agreement to shareholders for approval.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied. In the proposed Transaction, AFAM will sell substantially all of its assets, and assign substantially all of its contractual responsibilities, to KIG at the closing of the Transaction for cash consideration.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

Board Consideration of Section 15(f) of the 1940 Act. In connection with its approval of the Proxy Statement, the Board also determined that the conditions of Section 15(f) of the 1940 Act were applicable to the Transaction. The Board reviewed the conditions of Section 15(f) and determined that the following conditions would be complied with after the Transaction is approved by shareholders: first, for a period of three years after closing of the Transaction, at least 75% of the Board members of the Trust would not be “interested persons” (as defined in the 1940 Act) of AFAM or KIG; and, second, an “unfair burden” would not be imposed upon the Fund or the shareholders as a result of the Transaction or any express or implied terms, conditions or understandings applicable thereto. The Board considered that, consistent with the first condition of Section 15(f), the Board was not aware of any plans to alter the structure of the Board following the Transaction. Further, the Board committed to ensuring that at least 75% of the Trustees would not be “interested persons” of AFAM or KIG for a period of three years after the Transaction. With respect to the second condition, the Board considered that the New Advisory Agreement and AFAM Advisory Agreement are substantially similar in all material respects. The only differences are: the date of execution; effectiveness; and clarification that at the time the New Advisory Agreement is executed, no KIG employees are trustees, officers or employees of the Trust. The Board also considered that the portfolio managers and service providers for the Fund will all remain the same, although certain KIG staff will assist the current investment team in portfolio construction, risk management, operations, and executing trades for the Fund. Additionally, the Board noted that AFAM has agreed to bear all of the costs associated with the Transaction and, therefore, shareholders of the Fund would not bear any such costs. Finally, the Board noted that KIG did not and would not receive any fees from the Fund except as fees for bona fide advisory services. Accordingly the Board concluded that the Transaction does not impose an unfair burden on the Fund or its shareholders.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Northern Lights Fund Trust II, an open-end management investment company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, NE 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retain various organizations to perform specialized services.

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting and administrative services.

The most recent annual report of the Fund, including audited financial statements for the fiscal year December 31, 2017, has been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-888-263-6443 and they will be sent to you by first class mail.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the New Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, there were 3,346,792.072 shares of beneficial interest of the Fund issued and outstanding. There were 3,124,442.9250 of Investor Class shares outstanding and 222,349.1470 of Advisor Class shares outstanding of the Fund.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund.

The record owners of more than 5% of the outstanding shares of the Fund as of the record date (September 26, 2018) are listed in the following table.

Name of Shareholder	% Of Share Class Owned

Investor Class Shares
National Financial Services, LLC For the Exclusive Benefit for our Customers 499 Washington Blvd, Fl 5 Jersey City, NJ 07310	17.62%
Charles Schwab & Co, Inc. Special Custody Account FBO Customers ATTN Mutual Funds 211 Main Street San Francisco, CA 94105-1905	5.24%

Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105-1905	19.22%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	8.85%
Advisor Class Shares
Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105-1905	6.37%
Marcus R. Rusek	28.85%
Carol Allen and Bob Allen Co-Trustees	15.16%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned 0% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

As of September 26, 2018, the Trustees and officers, as a group, owned less than 1.00% of the Fund’s outstanding shares.

As of the Record Date, September 26, 2018, the Trustees and officers, as a group, owned less than 1.00% of the Fund’s outstanding shares. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in AFAM or its parents or subsidiaries or any of their respective affiliates.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Brian Nielsen, Northern Lights Fund Trust II, 17605 Wright Street, Omaha, NE 68130.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC (“AST”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to AST are approximately between $10,831 and $14,968. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by AFAM. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and AFAM will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and AFAM may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: Al Frank Fund c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling 1-800-361-2782 or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at the Meeting.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at1-888-263-6443, or write the Fund at 17605 Wright Street, Suite 2, Omaha, NE 68130.

EXHIBITS:

Appendix A

New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST II

and

KOVITZ INVESTMENT GROUP PARTNERS, LLC

AGREEMENT, made as of [date of approval of this agreement by the shareholders] between NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (the "Trust"), and KOVITZ INVESTMENT GROUP PARTNERS, LLC a Delaware limited liability company (the "Adviser"), located at 115 South Lasalle Street, 27th Floor, Chicago, IL 60603.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund" and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities , including derivative instruments, such as futures and options on futures, markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities , including derivative instruments, such as futures and options on futures, to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities , including derivative instruments, such as futures and options on futures, from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser if at any time after the date of this Agreement any such Adviser personnel begin serving the Trust in such capacities.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, including derivative instruments, such as futures and options on futures, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Funds’ net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to each Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.17 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.18 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate of the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to each Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for each Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested from time to time. Such proxies will be voted in a manner that Adviser deem, in good faith, to be in the best interest of each Fund and in accordance with its proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust II and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST II

By:

Name: Kevin Wolf

Title: President

KOVITZ INVESTMENT GROUP PARTNERS, LLC

By:

Name:

Title:

NORTHERN LIGHTS FUND TRUST II

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Al Frank Fund	1.00%

Appendix B

New Expense Limitation Agreement

NORTHERN LIGHTS FUND TRUST II

OPERATING EXPENSES LIMITATION

AND SECURITY AGREEMENT

AL FRANK FUND

THIS OPERATING EXPENSES LIMITATION AND SECURITY AGREEMENT (the “Agreement”) is effective as of [date of shareholder approval of definitive investment advisory agreement], by and between NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (the “Trust”), on behalf of the AL FRANK FUND, (the “Fund”) a series of the Trust, and the advisor of such Fund, KOVITZ INVESTMENT GROUP PARTNERS, LLC (the “Advisor”).

RECITALS:

WHEREAS, the Advisor renders advice and services to the Fund pursuant to the terms and provisions of an Investment Advisory Agreement between the Trust and the Advisor dated as of [date of shareholder approval of definitive investment advisory agreement] (the “Investment Advisory Agreement”); and

WHEREAS, the Fund is responsible for, and has assumed the obligation for, payment of certain expenses pursuant to the Investment Advisory Agreement that have not been assumed by the Advisor; and

WHEREAS, the Advisor has previously served as the investment adviser of the Fund pursuant to an Interim Investment Advisory Agreement, dated [October 1, 2018] between the Trust, on behalf of the Fund, and the Advisor (the “Interim Advisory Agreement”); and

WHEREAS, the Trust and the Advisor’s predecessor in interest (the “Prior Advisor”) entered into that certain Operating Expenses Limitation and Security Agreement, dated November 26, 2012 (the “Original OELA”), under which the Prior Advisor agreed to limit the expenses of the Fund in order to maintain the Fund’s expense ratio within a certain operating limit; and

WHEREAS, the Trust and the Advisor entered into that certain Interim Operating Expenses Limitation and Security Agreement, dated [October 1, 2018] (the “Interim OELA”), under which the Advisor agreed to limit the expenses of the Fund in order to maintain the Fund’s expense ratio within a certain operating limit; and

WHEREAS, the Advisor desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Advisor to implement those limits; and

WHEREAS, as a condition to the continuation of its contractual relationship with the Advisor, the Trust has required that Advisor grant to the Trust a continuing security interest in and to a designated account established with Gemini Fund Services, LLC, Transfer Agent to the Fund, or its successor and assigns (the “Securities Intermediary”);

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1. Limit on Operating Expenses. The Advisor hereby agrees to limit the Fund’s current Operating Expenses to an annual rate, expressed as a percentage of the Fund’s average annual net assets, to the amounts listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of the Fund, as accrued each month, exceed its Annual Limit, the Advisor will pay to the Fund, on a monthly basis, the excess expense within the first ten days of the month following the month in which such Operating Expenses were incurred (each payment, a “Fund Reimbursement Payment”).

2. Definition. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund is defined to include all expenses necessary or appropriate for the operation of the Fund and including the Advisor’s investment advisory or management fee detailed in the Investment Advisory Agreement, any Rule 12b-l fees and other expenses described in the Investment Advisory Agreement, but does not include any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation.

3. Reimbursement of Fees and Expenses. The Advisor retains its right to receive reimbursement of any excess expense payments paid by it pursuant to this Agreement and the Interim OELA and paid by the Prior Advisor pursuant to the Original OELA in future years on a rolling three year basis, if such reimbursement can be achieved within the Operating Expense Limit listed in Appendix A or the Operating Expense Limit (as that term is defined in the Original OELA and Interim OELA) in effect at the time of waiver or payment, whichever is lower.

4. Security Interest. The Advisor, for value received, hereby pledges, assigns, sets over and grants to the Trust a continuing security interest in and to an account to be established by the Advisor with the Securities Intermediary and designated as a collateral account (the “Collateral Account”), including any replacement account established with any successor, together with all dividends, interest, stock-splits, distributions, profits and all cash and non-cash proceeds thereof and any and all other rights as may now or hereafter derive or accrue therefrom (collectively, the “Collateral”) to secure the payment of any required Fund Reimbursement Payment or Liquidation Expenses (as defined in Paragraph 5 of this Agreement). For so long as this Agreement is in effect, any redemptions of Collateral shall require the approval of the Board of Trustees of the Trust (the “Board”).

5. Collateral Event. In the event that either (a) the Advisor does not make the Fund Reimbursement Payment due in connection with a particular calendar month by the tenth day of the following calendar month or (b) the Board enacts a resolution calling for the liquidation of the Fund (either (a) or (b), a “Collateral Event”), then, in either event, the Board shall have absolute discretion to redeem any shares or other Collateral held in the Collateral Account and utilize the proceeds from such redemptions or such other Collateral to make any required Fund Reimbursement Payment, or to cover any costs or expenses which the Board, in its sole and absolute discretion, estimates will be required in connection with the liquidation of the Fund (the “Liquidation Expenses”). Pursuant to the terms of Paragraph 6 of this Agreement, upon authorization from the Board, no further instructions shall be required from the Advisor for the Securities Intermediary to transfer any Collateral from the Collateral Account to the Fund. The

Advisor acknowledges that in the event the Collateral available in the Collateral Account is insufficient to cover the full cost of any Fund Reimbursement Payment or Liquidation Expenses, the Fund shall retain the right to receive from the Advisor any costs in excess of the value of the Collateral.

6. Control Agreement; Appointment of Attorney-in-Fact. The Advisor agrees to execute and deliver to the Board, in form and substance satisfactory to the Board, a Control Agreement by, between and among the Trust, the Advisor and the Securities Intermediary pursuant to and consistent with Section 8-106(c) of the New York Uniform Commercial Code. Without limiting the foregoing, the Advisor hereby irrevocably constitutes and appoints the Trust, through any officer thereof, with full power of substitution, as Advisor's true and lawful Attorney-in-Fact, with full irrevocable power and authority in place and stead of the Advisor and in the name of the Advisor or in the Trust's own name, from time to time, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate actions and to execute and deliver any and all documents and instruments which the Board deems necessary to accomplish the purpose of this Agreement, which power of attorney is coupled with an interest and shall be irrevocable. Without limiting the generality of the foregoing, the Trust shall have the right and power following any Collateral Event to receive, endorse and collect all checks and other orders for the payment of money made payable to the Advisor representing any interest payment, dividend, or other distribution payable in respect of/to the Collateral, or any part thereof, and to give full discharge for the same. Upon such Collateral Event, the Board, in its discretion, may direct the Advisor or Advisor's agent to transfer the Collateral in certificated or uncertificated form into the name and account of the Trust or its designee.

7. Covenants. So long as this Agreement shall remain in effect, the Advisor represents and covenants as follows:

(a)       To the fullest extent permitted by law, the Advisor agrees not to challenge any action taken by the Board or the Trust in executing the terms of this Agreement.

8. Term. This Agreement shall become effective on the date first above written and shall remain in effect until at least April 30, 2019, unless sooner terminated as provided in Paragraph 9 of this Agreement, and shall continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Trustees of the Trust.

9. Termination. This Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Advisor. This Agreement may not be terminated by the Advisor without the consent of the Board. This Agreement will automatically terminate, with respect to the Fund listed in Appendix A if the Investment Advisory Agreement for the Fund is terminated and the Fund continues to operate under the management of a new investment adviser, with such termination effective upon the effective date of the Investment Advisory Agreement’s termination for the Fund.

10. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940 and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

NORTHERN LIGHTS FUND TRUST II,	KOVITZ INVESTMENT GROUP PARTNERS, LLC
on behalf of the Al Frank Fund

By:	By:
Name: Kevin Wolf	Name:
Title: President	Title:

Appendix A

Fund	Operating Expense Limit

AL FRANK FUND Advisor Shares Investor Shares	1.24% 1.49%

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a representative when you call toll-free 1-800-967-4617 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

Al Frank Fund

Northern Lights Fund Trust II

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Richard Malinowski and Allyson Stewart, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust II (the "Trust") to be held at offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on December 5, 2018 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Al Frank Fund (the "Fund"), on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-967-4617. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 5, 2018. The proxy statement for this meeting is available at: **www.proxyonline.com/docs/alfrankfund.pdf**.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Al Frank Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. The signer(s) also acknowledges receipt of the Proxy Statement.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND THE PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement, by and between the Trust, on behalf of the Fund, and Kovitz Investment Group Partners, LLC, the new investment adviser to the Fund.	O	O	O
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]